This presentation contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and are subject to risks, uncertainties, and other factors that could cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, competition, programming availability and quality, technological developments, developmental difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, the occurrence of one or more future terrorist attacks, wars, public health concerns or other domestic or international crises and other factors detailed, from time to time, in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 1

(in millions) Steady Revenue Growth Despite Occupancy Declines FINANCIAL HIGHLIGHTS Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 LTM Revenue 200 207 212 217 221 224 230 235 240 243 LTM Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 Slide 2

Q2 2003 Q2 2002 % Change Movie Revenue $ 17.73 $ 18.20 (2.6%) Other Interactive Services $ 5.02 $ 4.22 19.0% Total Per Guest Pay Room $ 22.75 $ 22.42 1.5% Q2 Revenue Per Room Analysis Slide 3 Despite occupancy levels down 230 bps Digital platform installed in 36% of rooms FINANCIAL HIGHLIGHTS

Increase 1st Half 2003 Over Tape % Change Movie Revenue $ 20.90 $ 5.16 32.8% Other Interactive Services $ 6.63 $ 2.57 58.3% Total Per Guest Pay Room $ 27.53 $ 7.73 39.0% Interactive Digital System Demonstrable Increase in Revenue Per Room Over Tape Slide 4 FINANCIAL HIGHLIGHTS

Slide 5 Q2 2003 Q2 2002 bp Change Gross Profit Margin 55.2% 57.5% -2.3 Reconciliation: TV Internet Integration (InnMedia) -1.3 Programming Costs (Mix Shift) -0.3 Hotel Incentive Commissions -0.7 Gross Margin Analysis FINANCIAL HIGHLIGHTS

Improving Efficiencies Slide 6 Q2 2003 Q2 2002 % Change GP Operations Expense $ 2.91 $ 2.98 (2.4%) SG&A Expense 1.82 1.98 (8.1%) Total Operating Expenses $ 4.73 $4.96 (4.6%) FINANCIAL HIGHLIGHTS SG&A down to 7.8% of revenue, from 8.4% Q2 '02

Decreasing Capital Spending 1st 6 Mo 2001 1st 6 Mo 2002 1st 6 Mo 2003 2001 39.2 37.3 28.1 Total Capital Spending Q2 2001 Q2 2002 Q2 2003 2001 469 436 408 Capital Per New Digital Room Slide 7 (in millions) FINANCIAL HIGHLIGHTS

Cash from Operations Analysis - First 6 Months 2003 2002 Cash from Operations $ 25.8 $ 18.6 Corporate Capital (4.3) (5.2) Minor Extension Investment (1.5) (1.9) Post Corporate Free Cash Flow $ 20.0 $ 11.5 Digital Renewal Investment * (7.1) (9.9) Post Renewal Cash Flow 12.9 1.6 New Room Investment ** (16.2) (18.8) Post-Growth Cash Flow $ (3.3) $(17.2) *Digital Upgrade Rooms 20,311 28,670 **New Digital Rooms 39,118 41,528 Slide 8 (in millions) FINANCIAL HIGHLIGHTS

Slide 9 Provides incremental liquidity and increases financial flexibility Secured a favorable interest rate of 9.5% for 10 years Lowers the overall cost of borrowing Extends maturities of nearly all of Company's fixed rate indebtedness to 2013 Amended bank facility increases total allowable leverage from 4.5x to 5.0x Eliminates maturity acceleration provision in existing credit facility due 2008 Transaction Rationale $200 Million 9.5% 10-Year Financing FINANCIAL HIGHLIGHTS

OUTLOOK Q3 & Full Year 2003 Guidance Q3 '03 Range FY' 03 Range Revenue $ 66.0 - $ 69.0 $ 254.0 - $260.0 Operating Income $ 2.7 - $ 4.2 $ 6.9 - $ 9.9 Operating Income exclusive of D & A $ 22.5 - $ 24.0 $ 86.0 - $ 89.0 Net Loss $ (6.4) - $ (4.9) $(35.1) - $(32.1) EPS (Loss) $(0.51)- $(0.39) $(2.82) - $(2.58) Capital Investment $ 14.0 - $ 15.0 $ 58.0 - $ 62.0 Slide 10 (in millions except per share)

FINANCIAL OUTLOOK Third Quarter Operating Strategy Basic assumption - Soft but improving occupancy rates Action Plan: Reduce discretionary operating expenses Moderate capital investment Slide 11 Net, free cash flow positive beginning in 2nd Half '03: Manage capital investment program Debt peaking at approximately $370 million Intent to reduce debt levels in 2004 and beyond

Copyright 2003 LodgeNet Entertainment Corporation All rights reserved. Slide 12